/Admin/ADVANCED GRAPHICS FILES/Cover and Template/2025/2025_02/4425771-001_Harry Ko_Template and Cover Q1 Fiscal 2026 Financial Results Conference Call July 30, 2025 Kristine MoserGregory RustowiczDavid Wilson President & Chief Executive Officer Executive Vice President Finance & Chief Financial Officer Vice President, Investor Relations & Treasurer

Safe Harbor Statement 2 This presentation and the accompanying oral discussion contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Columbus McKinnon to differ materially from any results expressed or implied by such forward-looking statements. Such forward-looking statements include, among others, statements regarding (1) our strategy, outlook and growth prospects, including our fiscal year 2026 guidance, and associated assumed inputs for our fiscal 2026 guidance regarding interest expense, amortization, effective tax rate and diluted shares outstanding; (2) our operational and financial targets and capital allocation; (3) general economic trends, global policy, including tariff policy, trends in our industry and markets; (4) the impact of tariffs on the Company in fiscal 2026 and beyond; (5) the competitive environment in which we operate, are forward looking statements;. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating Columbus McKinnon’s performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable historical GAAP measures with historical non-GAAP financial measures can be found in tables either included in the Supplemental Information portion of this presentation or our filings with the Securities and Exchange Commission.

Q1 FY26 Highlights 31 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation 2 Tariff impact is being presented in a tax effected manner using a 25% normalized tax rate Strong orders and record backlog • Orders of $259M, up 2% Y/Y driven by growth of 8% in project-related business • Backlog of $360M increased $67M or 23% Y/Y • Book to Bill of 1.1x Net sales of $236M with 2.3% operating margin or 7.8% on an adjusted basis1 includes a tariff impact of $4M to operating profit Net loss of $2M and net margin of (0.8%) impacted by unique items: • $8M of Kito Crosby acquisition related expenses • $4M unfavorable tariff impact • $3M of business realignment costs on a pre-tax basis Adjusted EBITDA1 of $31M and Adjusted EBITDA Margin1 of 13.0% impacted by tariffs, lower volume and mix of product shipments GAAP EPS of ($0.07) and Adjusted EPS1 of $0.50 includes an $0.11 per share unfavorable impact from tariffs2 Order Strength Reflects the Traction of Commercial Initiatives; Tariff-Related Impact in-line with $10M H1 FY26 Guide

Orders and Backlog 4 $156.0 $223.4 $136.8 $136.7 $292.8 $360.1 Q1 FY25 Q1 FY26 Book:Bill $252.6 $258.6 1.05x 1.10x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x 1.60x 1.80x 2.00x $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q1 FY25 Q1 FY26 Short Term Long Term1 1 Long term backlog is expected to ship beyond three months Continued Order Growth in Q1 FY26 with Strength In Project-Related Orders; Backlog Increased 23% from Prior Year Solid Q1 FY26 orders with a Book to Bill of 1.10x ⚫ Q1 FY26 Orders up 2% Y/Y to $258.6M ⚫ Project-related orders grew 8% Y/Y given traction of commercial initiatives ⚫ Short-cycle orders down 4% reflecting macro uncertainty and tariff volatility ⚫ Order funnel remains healthy with strong quotation activity Backlog increased $67.3M or 23% Y/Y ⚫ Backlog increased across all major product platforms ⚫ Particular strength in precision conveyance and linear motion ($ in millions, $M) BacklogQuarterly Orders

$239.7 $2.4 $(9.4) $3.1 $235.9 Q1 FY25 Pricing Volume FX Q1 FY26 Q1 FY26 Net Sales Bridge Net Sales 5 Q1 FY26 net sales decreased 2% Y/Y ⚫ Short-cycle down 3% Y/Y impacted by U.S. tariff policy uncertainty and slower recovery in Europe ⚫ Project-related sales flat due to timing of orders that are expected to benefit H2 FY26 and beyond ⚫ Implemented additional price increases in the U.S. effective July 10th Volume Impacted by Short-Cycle Softness due to Macro Uncertainly with Tariff-Related Price Increases Benefitting H2 FY26 ($ in millions, $M)

Operating Income and EPS

($ in millions, $M)

Operating Income



$25.7
$21.1
$18.5
Adjusted[1]
$5.5
GAAP
Q1 FY25
Q1 FY26

	Q1 FY25	Q1 FY26
Operating margin	8.8%	2.3%
Adj. Operating Margin[1]	10.7%	7.8%

Quarterly Diluted EPS



$0.62
$0.30
$0.50
Adjusted[1]
GAAP
($0.07)
Q1 FY25
Q1 FY26

	Q1 FY25	Q1 FY26
Net income	$8.6M	($1.9M)
Adjusted Net Income[1]	$18.0M	$14.3M

Q1 FY26 Financial Highlights:

- **Gross profit and Adjusted Gross Profit[1] impacted by:**
  - Sales volume and product mix
  - $4.2M from tariffs
- **RSG&A included $8.1M of costs related to pending Kito Crosby acquisition and $1.1M of business realignment costs**
  - Adjusted RSG&A[1] improved $3.1M or 90 bps as a percentage of sales Y/Y driven by cost savings initiatives
- **Operating income and net loss were impacted by several unique items[2], including:**
  - $8.1M of costs related to pending Kito Crosby acquisition
  - $4.4M of business realignment & Monterrey, MX costs
  - $4.2M from tariffs
- **Adjusted Operating Income[1] and Adjusted Net Income[1] were impacted by:**
  - Lower sales volume and product mix
  - $4.2M tariff-related impact
  - Partially offset by lower RSG&A expense
- **Adjusted EPS[1] Reflects $0.11 Tariff Impact[3], Lower Volume and Product Mix Partially Offset by Cost Savings**

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation
2 Unique items reported on a pre-tax basis
3 Tariff impact is being presented in a tax effected manner using a 25% normalized tax rate

6

Cash Flow 7 Net cash used by operating activities ($ 10.8) ($ 18.2) Capital Expenditures 4.6 3.2 Free Cash Flow1 ($ 15.4) ($ 21.4) Note: Components may not sum due to rounding Q1 FY26 net cash used by operations of $18.2M and Free Cash Flow1 of ($21.4M) reflects: ⚫ Normal seasonality of cash flow ⚫ $4.1M of acquisition-related cash payments ⚫ $3.1M higher cash taxes primarily related to deferred FY25 payments (Hurricane Helene relief) ⚫ $3.0M tariff payments ▪Primary allocation strategy for significant Free Cash Flow1 generation ▪History of acquisitions followed by de-levering ▪Debt structure built to facilitate debt paydown CAPITAL ALLOCATION PRIORITIES Debt Reduction ▪ Investment to drive sales growth and margin improvement Growth ▪Continue track record of consistent dividend ▪Significant FCF supports investment in intelligent motion strategy over the long-term Dividend M&A 1 2 3 4 Q1 FY26 Free Cash Flow1 of ($21.4M) Reflects Normal Seasonality and Unique Items ($ in millions, $M) Quarterly Free Cash Flow1 $(15.4) $(21.4) Q1 FY25 Q1 FY26 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation

Reaffirm FY26 Guidance 8 Net Sales Growth Flat to slightly up Adjusted EPS1 Flat to slightly up Fiscal Year 2026 Guidance Guidance Assumptions: ⚫ ~$35M of interest expense ⚫ ~$30M of amortization ⚫ ~25% effective tax rate ⚫ ~29.0M diluted average shares outstanding ⚫ Guidance contemplates the following impacts: ⚫ Tariffs are expected to be a $0.20 to $0.30 per share headwind to Adjusted EPS1 in H1 FY26 due to timing of tariff costs relative to surcharge implementation and price increases ⚫ Tariff profit neutrality expected by H2 FY26. ⚫ Guidance only reflects what is currently known about the tariff policy environment, which has remained volatile to date and may impact supply chain costs and product availability ⚫ Guidance for fiscal 2026 does not contemplate the impact of the pending Kito Crosby acquisition 1 Adjusted EPS is a non-GAAP financial measure. See supplemental information for additional information on non-GAAP financial measures. Forward-looking guidance for Adjusted EPS is made in a manner consistent with the relevant definitions and assumptions noted herein, but a reconciliation is not available on a forward-looking basis without unreasonable effort. Reaffirm Full Year Guidance for FY26 Excludes the Pending Acquisition

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10 Compelling Strategic and Financial Rationale Pathway and Progress to Close ✓Committed financing has been successfully syndicated, including a new $500M revolving credit facility ✓13 of 14 regulatory and financial filings approved and U.S. HSR filing submitted ✓ Integration planning progress continued with cross-functional synergy planning meeting, site visits and leadership meetings • Constructive HSR conversations ongoing preparing to submit response of second request in coming months • Advancing preparation for required SEC reporting post deal closing • Integration planning continues with focus on synergy achievement and business integration • Permanent financing expected to be secured prior to deal close Continued Progress Towards Closing by Late 2025 Enhances scale and strengthens competitiveness – broader product portfolio, enhanced operational capabilities and geographic reach that lead to improvements in customer experience Growth supported by tailwinds from industry megatrends – automation, reshoring and infrastructure investment tailwinds to drive long-term growth and competitive differentiation Highly attractive financial profile – expected to more than double the size of the company with 23% Adjusted EBITDA Margin1 Value creation with significant synergies – substantial cost savings + potential upside from revenue synergies Strong cash flow enables de-leveraging and capacity to reinvest in intelligent motion strategy over time + Kito Crosby Acquisition Update 1 Adjusted EBITDA Margin is a non-GAAP financial measure. See supplemental information for additional information on non-GAAP financial measures. Forward-looking guidance for Adjusted EBITDA Margin is made in a manner consistent with the relevant definitions and assumptions noted herein, but a reconciliation is not available on a forward-looking basis without unreasonable effort.

Non-GAAP Financial Measures 11 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. ⚫ Adjusted Gross Profit and Adjusted Gross Margin ⚫ Adjusted RSG&A and Adjusted RSG&A as a Percentage of Sales ⚫ Adjusted Operating Income and Adjusted Operating Margin ⚫ Adjusted Net Income and Adjusted EPS ⚫ Adjusted EBITDA and Adjusted EBITDA Margin ⚫ Free Cash Flow Forward-Looking: The Company has not reconciled the Adjusted EPS guidance to the most comparable GAAP financial measure because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measure. Forward-looking guidance regarding Adjusted EPS for fiscal 2026 is made in a manner consistent with the relevant definitions and assumptions noted herein. Forward looking guidance regarding Adjusted EBITDA Margin for the proforma combination of Columbus McKinnon and the Kito Crosby acquisition is made in a manner consistent with the relevant definitions and assumptions noted herein.

Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin 12 Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s gross profit and gross profit margin to the historical periods' gross profit and gross margin, as well as facilitates a more meaningful comparison of the Company’s gross profit and gross profit margin to that of other companies. ($ in thousands) Quarter Q1 FY25 Q1 FY26 Gross profit $ 89,030 77,222 Add back (deduct): Business realignment costs 392 1,385 Factory and warehouse consolidation costs — 425 Monterrey, MX new factory start-up costs 1,625 1,901 Adjusted Gross Profit $ 91,047 80,933 Net sales $ 239,726 235,920 Gross margin 37.1% 32.7% Adjusted Gross Margin 38.0% 34.3%

Non-GAAP Measures: Adjusted RSG&A and Adjusted RSG&A as a Percent of Sales 13 ($ in thousands) Quarter Q1 FY25 Q1 FY26 RSG&A $ 60,383 $ 64,095 Add back (deduct): Acquisition deal and integration costs — (8,103) Business realignment costs (458) (1,140) Headquarter relocation costs (96) — Factory and warehouse consolidation — (57) Monterrey, MX new factory start-up costs (1,941) — Adjusted RSG&A $ 57,888 $ 54,795 Net sales $ 239,726 $ 235,920 RSG&A as a percent of sales 25.2% 27.2% Adjusted RSG&A as a Percent of Sales 24.1% 23.2% Adjusted RSG&A is defined as selling, general and administrative, and research and development (RSG&A) expenses as reported, adjusted for certain items. Adjusted RSG&A as a Percent of Sales is defined as Adjusted RSG&A divided by net sales. Adjusted RSG&A and Adjusted RSG&A as a Percent of Sales are not measures determined in accordance with GAAP and may not be comparable with Adjusted RSG&A and Adjusted RSG&A as a Percent of Sales as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted RSG&A and Adjusted RSG&A as a Percent of Sales, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter and year’s RSG&A and RSG&A as a Percent of Sales to the historical periods' RSG&A and RSG&A as a Percent of Sales, as well as facilitates a more meaningful comparison of the Company’s RSG&A and RSG&A as a Percent of Sales to that of other companies.

Non-GAAP Measures: Adjusted Operating Income and Adjusted Operating Margin 14 ($ in thousands) Quarter Q1 FY25 Q1 FY26 Income from operations $ 21,147 $ 5,492 Add back (deduct): Acquisition deal and integration costs — 8,103 Business realignment costs 850 2,525 Headquarter relocation costs 96 — Factory and warehouse consolidation — 482 Monterrey, MX new factory start-up costs 3,566 1,901 Adjusted Operating Income $ 25,659 $ 18,503 Net sales $ 239,726 $ 235,920 Operating margin 8.8% 2.3% Adjusted Operating Margin 10.7% 7.8% Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by net sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter and year’s income from operations and operating margin to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company’s income from operations and operating margin to that of other companies.

Adjusted Net Income is defined as net income (loss) as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Diluted Shares Outstanding is defined as average diluted shares outstanding adjusted for the effect of dilutive share-based awards. Adjusted EPS is defined as Adjusted Net Income per Adjusted Diluted Shares Outstanding. Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of current periods' net income (loss), average diluted shares outstanding and GAAP EPS to the historical periods' net income (loss), average diluted shares outstanding and GAAP EPS, as well as facilitates a more meaningful comparison of the Company’s net income (loss) and GAAP EPS to that of other companies. The Company believes that presenting Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company’s strategy to grow through acquisitions as well as organically. Non-GAAP Measures: Adjusted Net Income and Adjusted EPS ($ in thousands, except per share data) Quarter Q1 FY25 Q1 FY26 Net income $ 8,629 $ (1,898) Add back (deduct): Amortization of intangibles 7,500 7,635 Acquisition deal and integration costs — 8,103 Business realignment costs 850 2,525 Headquarter relocation costs 96 — Factory and warehouse consolidation — 482 Monterrey, MX new factory start-up costs 3,566 1,901 Normalize tax rate to 25%1 (2,595) (4,492) Adjusted Net Income $ 18,046 $ 14,256 GAAP average shares outstanding 29,127 28,658 Add back: Effect of diluted share-based awards — 120 Adjusted Diluted Shares Outstanding 29,127 28,778 GAAP EPS $ 0.30 $ (0.07) Adjusted EPS $ 0.62 $ 0.50 1Applies a normalized tax rate of 25% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax. 15

Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin 16 Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company’s financial statements. ($ in thousands) Quarter Q1 FY25 Q1 FY26 Net income $ 8,629 $ (1,898) Add back (deduct): Income tax expense (benefit) 3,421 260 Interest and debt expense 8,235 8,698 Investment (income) loss (209) (1,049) Foreign currency exchange (gain) loss 395 (342) Other (income) expense, net 676 (177) Depreciation and amortization expense 11,840 12,266 Acquisition deal and integration costs — 8,103 Business realignment costs 850 2,525 Factory and warehouse consolidation — 482 Headquarter relocation costs 96 — Monterrey, MX new factory start-up costs 3,566 1,901 Adjusted EBITDA $ 37,499 $ 30,769 Net sales $ 239,726 $ 235,920 Net income margin 3.6% (0.8)% Adjusted EBITDA Margin 15.6% 13.0%

Non-GAAP Measures: Free Cash Flow (FCF) and Free Cash Flow Conversion 17 Free Cash Flow is defined as GAAP net cash provided by (used for) operating activities less capital expenditures included in the investing activities section of the consolidated statement of cash flows. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income (loss). Free Cash Flow and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ Free Cash Flow and Free Cash Flow Conversion to Free Cash Flow and Free Cash Flow Conversion for historical periods. ($ in thousands) Quarter Q1 FY25 Q1 FY26 Net cash provided by (used for) operating activities $ (10,758) $ (18,153) Capital expenditures (4,629) (3,202) Free Cash Flow (FCF) $ (15,387) $ (21,355) Net income (loss) $ 8,629 $ (1,898) Free Cash Flow Conversion (178)% NM